                                 EXHIBIT 10.15

                                 PROMISSORY NOTE



$30,000.00                                                      January 16, 1998
                                                                Atlanta, Georgia


     FOR VALUE RECEIVED, the undersigned, BioShield Technologies, Inc., a Georgia corporation (the "Borrower"), promises to pay to the order of Judith B. Turner, a Georgia citizen (the "Holder"), at 700 River Knoll Drive, Marietta, Georgia, 30067 or at such other place as Holder may designate to Borrower in writing from time to time, the principal sum of Thirty Thousand and no/100 Dollars ($30,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate hereinafter set forth, in lawful money of the United States of America, such principal and interest to be paid in the following manner:

     From and after the date hereof (until maturity, whether by acceleration or otherwise), interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of eight percent (8%) per annum. The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable the earlier of: one year from the date of this instrument; or upon the consummation of the Borrower's Initial Public Offering (the ADue Date@).

     It is hereby expressly agreed that should any installment of principal or interest not be paid when due or should any other default occur, then, and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder, together with all unpaid interest accrued thereon, shall, at the option of Holder, upon notice or demand to Borrower, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note, commencing from a date ten (10) days after the occurrence of any such default and continuing for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein and whether or not such default is cured pursuant to any applicable cure period or otherwise, at the rate equal to two percent (2%) per annum in excess of the applicable interest rate at the time of such default.

     Time is of the essence of this Note. Borrower agrees to pay all costs and expenses of collection of the indebtedness evidenced by this Note which, in the event that this Note or any part thereof shall be collected by or through an attorney-at-law, shall include, but not be limited to, fifteen percent (15%) of the amount due (including principal and interest) as attorneys= fees, and other legal and court costs.

     Borrower hereby waives presentment for payment, demand, protest and notice of demand, dishonor, protest and nonpayment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or as requiring Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     This Note is intended as a contract under and shall be construed and enforced in accordance with the laws of the State of Georgia.

     Borrower may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or in advertently received by Holder, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify Holder in writing that Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that Borrower not pay and Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of which may be lawfully paid by Borrower under applicable law.

     Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     IN WITNESS WHEREOF, the undersigned, has executed this instrument under seal as of the day and year first above written.

                                  BORROWER:



                                  BIOSHIELD TECHNOLOGIES, INC.



                                  By:
                                     -------------------------------------


                                  Title:
                                        ----------------------------------


                                          [CORPORATE SEAL]

                                 PROMISSORY NOTE



$25,000.00                                                      May 27, 1998
                                                            Atlanta, Georgia


     FOR VALUE RECEIVED, the undersigned, BioShield Technologies, Inc., a Georgia corporation (the "Borrower"), promises to pay to the order of Judith B. Turner, a Georgia citizen (the "Holder"), at 700 River Knoll Drive, Marietta, Georgia, 30067 or at such other place as Holder may designate to Borrower in writing from time to time, the principal sum of Twenty Five Thousand and no/100 Dollars ($25,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate hereinafter set forth, in lawful money of the United States of America, such principal and interest to be paid in the following manner:

     From and after the date hereof (until maturity, whether by acceleration or otherwise), interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of eight percent (8%) per annum. The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable the earlier of: one year from the date of this instrument; or upon the consummation of the Borrower's Initial Public Offering (the Due Date).

     It is hereby expressly agreed that should any installment of principal or interest not be paid when due or should any other default occur, then, and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder, together with all unpaid interest accrued thereon, shall, at the option of Holder, upon notice or demand to Borrower, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note, commencing from a date ten (10) days after the occurrence of any such default and continuing for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein and whether or not such default is cured pursuant to any applicable cure period or otherwise, at the rate equal to two percent (2%) per annum in excess of the applicable interest rate at the time of such default.

     Time is of the essence of this Note. Borrower agrees to pay all costs and expenses of collection of the indebtedness evidenced by this Note which, in the event that this Note or any part thereof shall be collected by or through an attorney-at-law, shall include, but not be limited to, fifteen percent (15%) of the amount due (including principal and interest) as attorneys' fees, and other legal and court costs.

     Borrower hereby waives presentment for payment, demand, protest and notice of demand, dishonor, protest and nonpayment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or as requiring Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     This Note is intended as a contract under and shall be construed and enforced in accordance with the laws of the State of Georgia.

     Borrower may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or inadvertently received by Holder, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify Holder in writing that Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that Borrower not pay and Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of which may be lawfully paid by Borrower under applicable law.

     Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     IN WITNESS WHEREOF, the undersigned, has executed this instrument under seal as of the day and year first above written.

                                  BORROWER:



                                  BIOSHIELD TECHNOLOGIES, INC.



                                  By:
                                     -------------------------------------

                                  Title:
                                        ----------------------------------


                                          [CORPORATE SEAL]

                                 PROMISSORY NOTE



$25,000.00                                                      June 5, 1998
                                                            Atlanta, Georgia


     FOR VALUE RECEIVED, the undersigned, BioShield Technologies, Inc., a Georgia corporation (the "Borrower"), promises to pay to the order of Judith B. Turner, a Georgia citizen (the "Holder"), at 700 River Knoll Drive, Marietta, Georgia, 30067 or at such other place as Holder may designate to Borrower in writing from time to time, the principal sum of Twenty Five Thousand and no/100 Dollars ($25,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate hereinafter set forth, in lawful money of the United States of America, such principal and interest to be paid in the following manner:

     From and after the date hereof (until maturity, whether by acceleration or otherwise), interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of eight percent (8%) per annum. The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable the earlier of: one year from the date of this instrument; or upon the consummation of the Borrower's Initial Public Offering (the Due Date).

     It is hereby expressly agreed that should any installment of principal or interest not be paid when due or should any other default occur, then, and in such event, the principal indebtedness evidenced hereby, and any other sums advanced hereunder, together with all unpaid interest accrued thereon, shall, at the option of Holder, upon notice or demand to Borrower, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note, commencing from a date ten (10) days after the occurrence of any such default and continuing for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein and whether or not such default is cured pursuant to any applicable cure period or otherwise, at the rate equal to two percent (2%) per annum in excess of the applicable interest rate at the time of such default.

     Time is of the essence of this Note. Borrower agrees to pay all costs and expenses of collection of the indebtedness evidenced by this Note which, in the event that this Note or any part thereof shall be collected by or through an attorney-at-law, shall include, but not be limited to, fifteen percent (15%) of the amount due (including principal and interest) as attorneys' fees, and other legal and court costs.

     Borrower hereby waives presentment for payment, demand, protest and notice of demand, dishonor, protest and nonpayment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or as requiring Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     This Note is intended as a contract under and shall be construed and enforced in accordance with the laws of the State of Georgia.

     Borrower may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or inadvertently received by Holder, then such excess sum shall be credited as a payment of principal, unless Borrower shall notify Holder in writing that Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that Borrower not pay and Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of which may be lawfully paid by Borrower under applicable law.

     Whenever used in this Note, the words "Borrower" and "Holder" shall be deemed to include the Borrower and the Holder named in the opening paragraph of this Note and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     IN WITNESS WHEREOF, the undersigned, has executed this instrument under seal as of the day and year first above written.

                                  BORROWER:



                                  BIOSHIELD TECHNOLOGIES, INC.



                                  By:
                                     -------------------------------------

                                  Title:
                                        ----------------------------------


                                          [CORPORATE SEAL]